UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 14, 2020

Date of Report (date of earliest event reported)

Cubic Corporation

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	1-8931 (Commission File No.)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue		92123
San Diego, California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 277-6780

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Common Stock	CUB	New York Stock Exchange, Inc.
Title of each class	Trading symbol	Name of exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

In connection with a presentation by Cubic Corporation (the “Company”) at the 22nd Annual Needham Growth Conference, on January 14, 2020, the Company reaffirmed its previously issued guidance for fiscal year 2020 sales of $1.58 billion to $1.64 billion, Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) of $170 million to $190 million and Adjusted earnings per share (“Adjusted EPS”) of $3.10 to $3.70. In addition, the Company announced that its Adjusted EBITDA for the first quarter of fiscal year 2020 is expected to be in the high single-digit to low double-digit millions, translating to mid to high single-digit millions operating loss for such quarter.

The estimated Adjusted EBITDA and operating loss for the first quarter of fiscal year 2020 discussed above are subject to the completion of financial closing procedures and other developments that may arise between now and the time the financial results for such quarter are finalized. Therefore, actual results may differ from these estimates. In addition, the above estimates do not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2019.

In accordance with General Instructions B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

* * *

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created by such Act. Forward-looking statements include statements regarding the Company’s full year fiscal year 2020 financial guidance and first quarter fiscal year 2020 estimated financial results. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity” and similar words or phrases or the negatives of these words or phrases. These statements involve risks, estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in these statements, including, among others: risks related to changes in estimated financial amounts based on the completion of financial closing procedures; risks related to the Company’s business that may cause the Company to not achieve its 2020 guidance; and other factors set forth in the Company’s most recent Form 10-K for the fiscal year ended September 30, 2019, filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2019, and in all filings with the SEC made by the Company subsequent to the filing of such Form 10-K. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Use of Non-GAAP Financial Information

This Current Report on Form 8-K contains non-GAAP measures, including Adjusted EBITDA and Adjusted EPS. The Company believes that these non-GAAP measures provide additional insight into its ongoing operations and underlying business trends, facilitate a comparison of its results between current and prior periods, and facilitate the comparison of its operating results with the results of other public companies that provide non-GAAP measures. The Company uses Adjusted EBITDA internally to evaluate the operating performance of its business, for strategic planning purposes, and as a factor in determining incentive compensation for certain employees. These non-GAAP measures facilitate company-to-company operating comparisons by excluding items that the Company believes are not part of its core operating performance. Adjusted EPS is defined as Adjusted net income on a per share basis using the weighted average diluted shares outstanding. Adjusted net income is defined as GAAP net income (loss) from continuing operations attributable to the Company excluding amortization of purchased intangibles, restructuring costs, acquisition related expenses, strategic and IT system resource planning expenses, gains or losses on the disposal of fixed assets, other non-operating expense (income), tax impacts related to acquisitions, and the impact of U.S. Tax Reform. Adjusted EBITDA is defined as GAAP net income (loss) from continuing operations attributable to the Company before interest expense (income), income taxes, depreciation and amortization, other non-operating expense (income), acquisition related expenses, strategic and IT system resource planning expenses, restructuring costs, and gains or losses on the disposal of fixed assets. Strategic and IT system resource planning expenses consists of expenses incurred in the development of the Company’s ERP system and the redesign of the Company’s supply chain which include internal labor costs and external costs of materials and services that do not qualify for capitalization. Acquisition related expenses include business acquisition expenses including retention bonus expenses, due diligence and consulting costs incurred in connection with the acquisitions, and expenses recognized related to the change in the fair value of contingent consideration for acquisitions.

These non-GAAP measures are not measurements of financial performance under GAAP and should not be considered as measures of discretionary cash available to the Company or as alternatives to net income as a measure of performance. In addition, other companies may define these non-GAAP measures differently and, as a result, the Company’s non-GAAP measures may not be directly comparable to the non-GAAP measures of other companies. Furthermore, non-GAAP financial measures have limitations as an analytical tool and you should not consider these measures in isolation, or as a substitute for analysis of the Company’s results as reported under GAAP. Investors are advised to carefully review the Company’s GAAP financial results that are disclosed in its SEC filings. With respect to the Company’s Adjusted EBITDA guidance and estimated results and Adjusted EPS guidance, certain items that affect GAAP net income cannot be reasonably predicted as the Company is unable to quantify certain amounts that would be required to be included in the comparable GAAP measures without unreasonable effort. As such, the Company is unable to provide a reasonable estimate of GAAP net income (loss) or GAAP EPS, or a corresponding reconciliation of Adjusted EBITDA and Adjusted EPS guidance to GAAP net income or GAAP EPS for the full year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2020	CUBIC CORPORATION

	By:	/s/ Hilary Hageman
	Name:	Hilary Hageman
	Title:	Senior Vice President,
General Counsel & Corporate Secretary

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